Exhibit 99.1

PLBY Group and Charactopia, the Brand Management Unit of the Fung Group, Announce Playboy China Joint Venture

Joint Venture Will Operate the Playboy Branded Consumer Products Business in China to Accelerate Growth

LOS ANGELES, January 17, 2023 – PLBY Group, Inc. (NASDAQ: PLBY) (“PLBY Group”), a leading pleasure and leisure lifestyle company and owner of Playboy, one of the most recognizable and iconic brands, and Charactopia Licensing Limited (“Charactopia”), a Fung Retailing brand management company, representing many global brands in China, announced today that they have entered into a shareholders agreement to form “Playboy China”, a joint venture that will jointly own and operate the Playboy branded consumer products business in parts of the China market, including mainland China.

The Playboy China joint venture will focus on reinvigorating all aspects of the China-market Playboy apparel business, including online and offline retail strategies, product design and assortment, and brand marketing to its multi-generational audience. The Shanghai-based joint venture team will look to build on Playboy’s current roster of licensees and online storefronts by adding new partners and growing through new product categories yet to be developed in China with the Playboy brand.

The joint venture will be governed by a Board of Directors that includes representatives from both Playboy and Charactopia with Playboy retaining majority ownership of the Playboy China joint venture, which is valued by the partners at US$250 million. The Playboy China joint venture team will work closely with the Playboy apparel team in the U.S. to ensure a unified presentation and positioning for the Playboy brand globally.

“The Playboy China joint venture continues PLBY’s evolution from a traditional licensing model to a selectively owned and operated business model to maximize the value of the Playboy brand across our businesses,” said Ben Kohn, CEO of PLBY Group. “Through this joint venture, the Playboy business in China will benefit from a best-in-class operating team with Charactopia, and from the relationship with the Fung Group.”

After more than 30 years as a licensed brand in China, Playboy has become a major men’s and women’s apparel and accessories brand in China.

“With the foundation Playboy has built in China through licensing, combined with its brand activation and product design connecting Playboy with a new generation of consumers around the world, now is the right time for an in-country operations team here in China,” said Brian Lee, Executive Director of Fung Retailing. “With this new structure and our experienced on-the-ground operating team, the Playboy business is poised for accelerated growth across product and lifestyle categories in this key market.”

The closing of the formation of the Playboy China joint venture pursuant to the shareholders agreement is subject to the execution of additional definitive documentation and the satisfaction of other conditions precedent. PLBY Group has obtained consent from its senior secured lenders and holders of PLBY Group’s Series A Preferred Stock for members of the PLBY Group to enter into the shareholders agreement and other related documentation and to consummate the transactions contemplated thereby, as applicable. There is no guarantee that members of the PLBY Group will be able to consummate the formation of the joint venture, or related transactions, or that the joint venture will be successful. PLBY Group expects to complete the formation, and begin operations of, the joint venture in the first quarter of 2023.

About PLBY Group
PLBY Group, Inc. is a global pleasure and leisure company connecting consumers with products, content, and experiences that help them lead more fulfilling lives. PLBY Group’s flagship consumer brand, Playboy, is one of the most recognizable brands in the world, driving billions of dollars annually in global consumer spending with products and content available in approximately 180 countries. PLBY Group’s mission — to create a culture where all people can pursue pleasure — builds upon almost seven decades of creating groundbreaking media and hospitality experiences and fighting for cultural progress rooted in the core values of equality, freedom of expression and the idea that pleasure is a fundamental human right. Learn more at http://www.plbygroup.com.

About Charactopia Licensing Limited
Charactopia, founded in 2014, is an Asia-based brand management company under Fung Retailing Limited, a member of the Fung Group of companies that partners with best-in-class licensees in the region. It represents many global major brands in China with a broad spectrum of intellectual properties ranging from famous cartoon characters and sports brands to iconic fashion brands.

About Fung Retailing Limited
Fung Retailing Limited is a member of the privately held Fung Group and manages in China and in other Asian countries, a portfolio of international apparel and lifestyle brands, across a wide range of segments – from menswear to women’s fashion, toys, kids apparel, eyewear stores and bakeries. For more information, visit www.funggroup.com.

Forward-Looking Statements
This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. PLBY Group’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, PLBY Group’s expectations with respect to future performance, growth plans and anticipated financial impacts of its acquisitions and corporate transactions, including its joint venture with Charactopia.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Factors that may cause such differences include, but are not limited to: (1) the impact of the COVID-19 pandemic on PLBY Group’s business, acquisitions and corporate transactions; (2) the inability to maintain the listing of PLBY Group’s shares of common stock on Nasdaq; (3) the risk that PLBY Group’s business combination, acquisitions or any proposed transactions disrupt PLBY Group’s current plans and/or operations, including the risk that PLBY Group does not complete any such proposed transactions or achieve the expected benefits from them; (4) the ability to recognize the anticipated benefits of the business combination, acquisitions, commercial collaborations, joint ventures, commercialization of digital assets and proposed transactions, which may be affected by, among other things, competition, the ability of PLBY Group to grow and manage growth profitably, and retain its key employees; (5) costs related to being a public company, acquisitions, commercial collaborations and proposed transactions; (6) changes in applicable laws or regulations; (7) the possibility that PLBY Group, including its joint venture, may be adversely affected by global hostilities, supply chain disruptions, inflation, interest rates, foreign currency exchange rates or other economic, business, and/or competitive factors; (8) risks relating to the uncertainty of the projected financial information of PLBY Group, including changes in its estimates of the fair value of certain of its intangible assets; (9) risks related to the organic and inorganic growth of PLBY Group’s business, and the timing of expected business milestones; and (10) other risks and uncertainties indicated from time to time in PLBY Group’s annual report on Form 10-K, including those under “Risk Factors” therein, and in PLBY Group’s other filings with the Securities and Exchange Commission. PLBY Group cautions that the foregoing list of factors is not exclusive, and readers should not place undue reliance upon any forward-looking statements, which speak only as of the date which they were made. PLBY Group does not undertake any obligation to update or revise any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.

Contact
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